Principal Exchange-Traded Funds
Supplement dated January 31, 2022
to the Prospectus dated November 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

PURCHASE AND SALE OF FUND SHARES
After the Generally section, add the following:
Investment Company Purchasers
Each Fund is an investment company registered with the SEC under the 1940 Act. If a purchaser of Fund shares is also a registered investment company or a private fund relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, it may be limited by the 1940 Act in the amount of Fund shares it can purchase (i.e., Section 12(d)(1)(A)). Such purchaser must comply with such limitations or avail itself, if possible, of any applicable exemptions from such limitations (e.g., a registered investment company may rely on Rule 12d1-4 of the 1940 Act).

FUND ACCOUNT INFORMATION
Delete Section 12(d)(1).